                                                                      Exhibit 21
                           SUBSIDIARIES OF REGISTRANT


     Set forth below is a list of the subsidiaries of Chemical Waste Management, Inc. as of December 31, 1993. Each subsidiary is organized under the laws of the jurisdiction indicated in parentheses.

               A & B Builders, Inc. (Texas)
               ABC Holding GmbH (Germany)
               Able Industrial Maintenance & Cleaning, Inc. (Illinois)
               AeroMap U.S., Inc. (Alaska)
               AeroMap U.S., Inc. (Florida)
               Aero-Metric Engineering, Inc. (Wisconsin)
               Allegheny Industrial Electrical Company, Inc. (Delaware) Applied Geology (Central) (United Kingdom)
               Applied Geology Limited (United Kingdom)
               Applied Geology (South Wales) (United Kingdom)
               Belpar Chemical Services, Inc. (West Virginia)
               Belpar Environmental, Inc. (Illinois)
               Belpar Environmental of Virginia, Inc. (Virginia)
               Brand Air, Inc. (Delaware)
               Brand Construction Services, Inc. (Delaware)
               Brand Demolition Services, Inc. (Delaware)
               Brand Environmental Services, Inc. (Delaware)
               Brand Fire Protection Services, Inc. (Delaware)
               Brand H & O, Inc. (New York)
               Brand Industrial Transition, Inc. (Delaware)
               Brand Insulations, Inc. (Illinois)
               Brand Management Services Company, Inc. (Delaware)
               Brand Marine Services, Inc. (Delaware)
               Brand Marine/Utility Services, Inc. (Delaware)
               Brand Merger Corp. (Delaware)
               Brand MPC, Inc. (Delaware)
               Brand Precision Blasting, Inc. (Delaware)
               Brand Remediation Services, Inc. (Delaware)
               Brand Scaffold Builders, Inc. (Delaware)
               Brand Scaffold Rental & Erection, Inc. (Delaware)
               Brand Scaffold Services of Canada, Ltd. (Alberta)
               Brand Services, Inc. (Delaware)
               Burton, Adams, Kemp & King, Inc. (North Carolina)
               Cemtech L. P. (Delaware)
               Cemtech Management, Inc. (Delaware)
               Chem-Nuclear Systems, Inc. (Delaware)
               Chemical Waste Management Clemson Technical Center, Inc. (South Carolina)
               Chemical Waste Management de Mexico, S. A. de C. V. (Mexico) Chemical Waste Management of Baja California, Inc. (Delaware) Chemical Waste Management of Indiana, Inc. (Indiana)
               Chemical Waste Management of Kansas, Inc. (Kansas)
               Chemical Waste Management of New Jersey, Inc. (New Jersey) Chemical Waste Management of Pennsylvania, Inc. (Delaware) Chemical Waste Management of the Northwest, Inc. (Washington) Combined Plant Services Corp. (Delaware)
               Controlled Waste Materials, Inc. (Illinois)
               Correct Maintenance Corporation (Indiana)

               CWM Cement, Inc. (Delaware)
               CWM Chemical Services, Inc. (Delaware)
               CWM Chemical Waste Management of Canada, Inc. (British Columbia) CWM Consolidation Sub, Inc. (Delaware)
               CWM Holdings, Inc. (Delaware)
               CWM Resource Management, Inc. (Georgia)
               CWM Resource Recovery, Inc. (Ohio)
               Dearborn Computer Company, Inc. (Illinois)
               Dearborn Management Group, Inc. (Illinois)
               Delta Building and Investment Co., Inc. (Texas)
               Diversified Scientific Services, Inc. (Tennessee)
               Donohue JRP Ltd. (Hong Kong)
               Downfield Services Ltd. (United Kingdom)
               Drakeshore Development Ltd. (United Kingdom)
               Dunn Corporation (New York)
               Dynastar, Inc. (Ohio)
               ELP GmbH (Germany)
               EnClean Environmental Services Group, Inc. (Delaware)
               EnClean Specialty Chemicals, Inc. (Delaware)
               Erco Tennessee, a general partnership (Tennessee)
               Escandell Associates, Inc. (Delaware)
               GCP Engineering Limited (Hong Kong)
               General Nuclear Systems, Inc. (Delaware)
               GMI Holdings Ltd. (United Kingdom)
               Gundersen/Viking Corp. (Delaware)
               H. S. Sizemore & Son Co. (Texas)
               IGA Tabasaran GmbH (Germany)
               Industrial Waste, Incorporated (Florida)
               Ingenieuroboro Fur Verfahrentechnik Dr. Born & Dr. Ermel GmbH (Germany)
               IPU GmbH (Germany)
               Johnson Filtration Systems Ltd. (United Kingdom)
               J. Roger Preston & Partners (PNG) Pty Ltd. (New Guinea)
               JRP Consultants (Malaysia) SDN BHD (Malaysia)
               Matrix Construction, Incorporated (Texas)
               Matrix Engineering, Inc. (Texas)
               Miami Valley Pressure Cleaning, Inc. (Ohio)
               MRM Health Ltd. (United Kingdom)
               MRM Holdings Ltd. (United Kingdom)
               MRM Leisure International Ltd. (United Kingdom)
               MRM Leisure Ltd. (United Kingdom)
               MRM Partnership (United Kingdom)
               MRM Projecta GmbH & Co. (Germany)
               MRM Sandow Ltd. (United Kingdom)
               M.V. Industrial Services, Inc. (Ohio)
               National Industrial Constructors Inc. (Delaware)
               North Pacific Aerial Surveys, Inc. (Alaska)
               Oil & Solvent Process Company (California)
               Olshan Asbestos Removal Corporation (Texas)
               Olshan Demolishing Company, Inc. (Texas)
               Plant Control Services, Inc. (Texas)
               PT J Roger Preston & Partners (Indonesia)
               Pullman-Hoffman, Inc. (Ohio)
               Pullman Plumbing, Pipefitting & Mechanical, Inc. (West Virginia) Pullman Power Products of Canada Limited (Canada)

               RCCD Inc. (Delaware)
               RCC Fiber Company, Inc. (Delaware)
               RIH Inc. (Delaware)
               Rust Capital Corporation (Delaware)
               Rust CHDA Company (Delaware)
               Rust China Ltd. (Delaware)
               Rust Controladora, S.A. de C.V. (Mexico)
               Rust Deutschland GmbH (Germany)
               Rust Environmental Pty. Ltd. (New South Wales, Australia)
               Rust Environment & Infrastructure Inc. (Wisconsin)
               Rust Environment & Infrastructure of Canada Inc. (Alberta)
               Rust Environment & Infrastructure of Michigan Inc. (Michigan) Rust Environment & Infrastructure of North Carolina Inc. (North Carolina)
               Rust Environment & Infrastructure of Ohio Inc. (Ohio)
               Rust Federal Environmental Services Inc. (Delaware)
               Rust Federal Services Inc. (Delaware)
               Rust Field Services, Inc. (Delaware)
               Rust Geotech Inc. (Delaware)
               Rust Industrial Cleaning Inc. (Delaware)
               Rust Industrial Cleaning Specialists Inc. (Delaware)
               Rust Industrial Services Inc. (Delaware)
               Rust International Corporation (Delaware) (Delaware)
               Rust International Holdings Inc. (Delaware)
               Rust International of North Carolina, P.C. (North Carolina) Rust JRP Ltd. (Hong Kong)
               Rust JRP Pte. Ltd. (Singapore)
               Rust JRP Pty. Ltd. (Australia)
               Rust Leasing Corp. (Delaware)
               Rust Limited (United Kingdom)
               Rust MRM Limited (United Kingdom)
               Rust North America Holdings Inc. (Delaware)
               Rust Nuclear Remedial Services Inc. (Delaware)
               Rust Overseas Inc. (Delaware)
               Rust Plant Services Inc. (South Carolina)
               Rust PPK Pty. Ltd. (New South Wales, Australia)
               Rust Remedial Services East Inc. (Delaware)
               Rust Remedial Services Inc. (Delaware)
               Rust Remedial Services Midwest Inc. (Delaware)
               Rust Remedial Services West Inc. (Delaware)
               Rust Scaffold Services Inc. (Delaware)
               Rust Servicios Ambientales e Infraestructura, S.A. de C.V.
               (Mexico)
               Rust Sweden Holdings AB (Sweden)
               Rust Utility Services Inc. (Delaware)
               Rust VA Projekt AB (Sweden)
               S and P, Inc. (New York)
               Sigma Associates, Inc. (Texas)
               S. V. Farming Corp. (New Jersey)
               Special Resource Management, Inc. (Montana)
               Swindell Rust Associates Inc. (Delaware)
               Swindell Rust Iran Inc. (Delaware)
               TC, Inc. (Indiana)
               The Rust Engineering Company (Delaware)
               The Rust Engineering Company of Michigan (Michigan)
               The Rust Engineering Company of New York (New York)

               The Standard Bridge Corporation (New York)
               The Standard Engineering Corporation (New York)
               Tijuana Equilibrio Ecologico, S. A. de C. V. (Mexico) W-T Universal Engineering, Inc. (California)
               Waste Management Anniston, Inc. (Delaware)
               Waste Management Hanford, Inc. (Delaware)
               Western Compliance Services, Inc. (Oregon)
               Wheelabrator Incineration, Inc. (Delaware)
               Wheelabrator-Rust Maintenance Services, Inc. (Delaware)